KEMPER EQUITY FUNDS - GROWTH STYLE
                               KEMPER GROWTH FUND
                     KEMPER SMALL CAPITALIZATION EQUITY FUND
                           KEMPER CLASSIC GROWTH FUND

                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999
                              --------------------

The following disclosure replaces the "Portfolio Manager" section for the Kemper Growth Fund on page 46 of the prospectus:

Kemper Growth Fund

Valerie F. Malter has been the co-lead portfolio manager of the Kemper Growth Fund since February, 1999. Ms. Malter joined Scudder Kemper in 1995 and is a Senior Vice President. Prior to joining Scudder Kemper, she spent ten years as an analyst and portfolio manager at an unaffiliated institutional money manager. Ms. Malter, who is a CFA, received a B.S.B.A. degree in finance from Boston University in 1980 and an M.B.A. degree from the Darden School at the University of Virginia in 1984.

George P. Fraise has been the co-lead portfolio manager of the Kemper Growth Fund since February, 1999. Mr. Fraise joined Scudder Kemper in 1997 and is a Vice President. Prior to joining Scudder Kemper, he was a senior equity analyst at an unaffiliated institutional money management firm. He began his career in 1986 and served as an equity analyst at several unaffiliated investment advisory firms. He received a B.A. degree in history from Trinity College in 1986 and an M.B.A. degree in Finance and International Business from the Stern Business School at New York University in 1990.

The following disclosure replaces the "Average Annual Total Returns" table for the Kemper Small Capitalization Equity Fund on page 24 of the prospectus:


Average Annual Total Returns


For periods ended
December 31, 1998                  Class A               Class B               Class C         Russell 2000 Index
-----------------                  -------               -------               -------         ------------------

One Year                           -8.69%                -6.88%                -3.60%                -2.55%

Five Years                          9.76%                   -                     -                  11.87%

Ten Years                          14.17%                   -                     -                  12.92%

Since Class Inception**            12.18%                11.87%                12.30%                   *

-----------
* Index returns for the life of each class: 13.81% (5/31/94) for Class B and Class C shares. The Index was not in existence on the A shares' inception date.

** Inception dates for Class A, B and C shares are 2/20/69, 5/31/94 and 5/31/94, respectively.

March 11, 1999
KEM-B
506215

The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect fees or expenses.

The following disclosure replaces the example in the "Fees and expense information" section for the Kemper Classic Growth Fund on page 16 of the prospectus:

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown.


Fees and expenses if you sold shares after:

                              Class A                        Class B                       Class C
                              -------                        -------                       -------
1 Year                          $742                          $655                           $403

3 Years                       $1,091                        $1,085                           $927

5 Years                       $1,464                        $1,540                         $1,577

10 Years                      $2,509                        $2,489                         $3,318


Fees and expenses if you did not sell your shares:

                              Class A                        Class B                       Class C
                              -------                        -------                       -------
1 Year                          $742                          $255                           $303

3 Years                       $1,091                          $785                           $927

5 Years                       $1,464                        $1,340                         $1,577

10 Years                      $2,509                        $2,489                         $3,318